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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          October 1, 1997
                                                    ___________________________
                             Dean Foods Company
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            (Exact name of registrant as specified in its charter)

        Delaware                            0-1118                 36-0984820
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(State or other jurisdiction         (Commission File No.)      (IRS Employer
  of incorporation)                                          Identification No.)

 3600 N. River Road      Franklin Park, IL               60131
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code    (847) 678-1680
                                                     __________________________

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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On October 3, 1997, Dean Foods Company (the "Company"), filed a Prospectus
Supplement dated October 1, 1997, to the Prospectus dated April 13, 1995, with the Securities and Exchange Commission (the "Commission") relating to the offering of $150,000,000 aggregate principal amount of its 6.90% Senior Notes Due October 15, 2017 (the "Notes"). The exhibits listed below in "Item 7. Financial Statements and Exhibits" are filed herewith in connection with the Company's Registration Statement on Form S-3 (Reg. No. 33-57353), as amended, originally filed with the Commission on January 19, 1995, which relates to the Notes.

Item 7.  Financial Statements and Exhibits.
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     Exhibits

1.3 Underwriting Agreement dated October 1, 1997, between Dean Foods Company and Goldman Sachs & Co., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Prudential Securities Incorporated, relating to $150,000,000 aggregate principal amount of 6.90% Senior Notes Due October 15, 2017.

4.5  Form of 6.90% Senior Notes Due October 15, 2017.
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Dean Foods Company
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                                                     (Registrant)

Date: October 7, 1997                /s/ Cameron C. Hitchcock
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                                     Treasurer